SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

Catalina Marketing Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING
to be held on
August 9, 2005

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of CATALINA MARKETING CORPORATION, a Delaware corporation (herein called the “Company”), will be held at the offices of the Company, 200 Carillon Parkway, St. Petersburg, Florida 33716 on August 9, 2005 at 8:30AM (the “Annual Meeting”) for the following purposes:

1. To elect three Class II Directors and one Class III Director;

2. To approve amendments to the Company’s 2002 Director Stock Grant Plan such that (a) grants of restricted shares to non-employee directors of the Company will be valued at $225,000 as of the day of election or re-election to a full three-year term and (b) the requirement for stockholder approval of future changes to such Plan will be limited to amendments requiring such approval under applicable law or by the rules of the New York Stock Exchange or other regulatory body.

3. To ratify and approve the Company’s independent registered certified public accounting firm for fiscal year 2006; and

4. To consider and act upon any other matters which may properly come before the Annual Meeting and any adjournment thereof.
      In accordance with the provisions of the Company’s Bylaws, the Board of Directors has fixed the close of business on June 20, 2005 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting.
      A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of 10 days prior to the Annual Meeting at the offices of the Company, 200 Carillon Parkway, Saint Petersburg, Florida 33716, and will also be available for examination at the Annual Meeting until its adjournment.
      Your attention is directed to the accompanying Proxy Statement. We invite all stockholders to attend the Annual Meeting. To ensure that your shares will be voted at the Annual Meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even though you have sent in your proxy.

By Order of the Board of Directors,

/s/ Frederick W. Beinecke

Frederick W. Beinecke
Chairman of the Board
IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.
Saint Petersburg, Florida
July 8, 2005

PROXY STATEMENT
CATALINA MARKETING CORPORATION
200 Carillon Parkway
Saint Petersburg, Florida 33716
ANNUAL MEETING OF STOCKHOLDERS
to be held on
August 9, 2005
SOLICITATION AND REVOCATION OF PROXIES
      The enclosed proxy is solicited by and on behalf of the Board of Directors (the “Board”) of CATALINA MARKETING CORPORATION, a Delaware corporation (the “Company”), for use at the Company’s 2005 Annual Meeting of Stockholders to be held on August 9, 2005 at 8:30AM at the offices of the Company, 200 Carillon Parkway, Saint Petersburg, Florida 33716, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering written notice of revocation to the Company at its principal office, 200 Carillon Parkway, Saint Petersburg, FL, 33716, Attention: Corporate Secretary, or by executing a subsequent proxy and presenting it at the meeting. A proxy may also be revoked by the person who executed the proxy attending the Annual Meeting for the purpose of voting in person. In addition to this solicitation, officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by mail or personal calls. The Company may, but does not currently plan to, engage a proxy solicitation firm in connection with the solicitation of proxies. The expense of any such engagement is not expected to exceed $15,000. All costs of solicitation will be borne by the Company. The Company has requested brokers and nominees who hold stock in their name to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses. This Proxy Statement of the Company will be mailed on or about July 8, 2005 to each stockholder of record as of the close of business on June 20, 2005.
VOTING AT THE MEETING
      The Company had 49,736,525 shares of Common Stock, par value $.01 per share (the “Common Stock”), outstanding as of June 20, 2005. Holders of record of shares of Common Stock at the close of business on June 20, 2005 will be entitled to notice of and to vote at the Annual Meeting and will be entitled to one vote for each such share so held of record. Holders of a majority of the outstanding shares, if present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and “broker non-votes” (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Directors will be elected by a plurality vote of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Accordingly, abstentions and broker non-votes will not have an effect on the outcome of the election of directors. In all matters of which the Company is aware, other than the election of directors, the affirmative vote of the majority of shares present in person or by proxy at the Annual Meeting and entitled to vote thereon is required. For such proposals, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against each such proposal. Also, for these proposals, broker non-votes are not counted as shares present at the meeting and entitled to vote and therefore have no effect.

NOMINATION AND ELECTION OF DIRECTORS
(PROPOSAL 1)
      The persons named in the enclosed proxy will vote for the four nominees named below under “Nominees for Directors” (including the three nominees for re-election as Class II Directors and the one nominee for election as a Class III Director), unless instructed otherwise in the proxy. The persons receiving the greatest number of votes for each class, up to the number of directors to be elected for such class of directors, shall be the persons elected as Class II and Class III Directors. Each Class II Director is to hold office until the 2008 Annual Meeting of Stockholders or until his or her respective successor is duly qualified and elected. The Class III Director to be elected is to hold office until the 2006 Annual Meeting of Stockholders or until his or her respective successor is duly qualified and elected.
      The names and certain information concerning the persons to be nominated to become directors by the Board at the Annual Meeting are set forth below. YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 1 TO ELECT EACH OF THE NOMINEES NAMED BELOW UNDER “NOMINEES FOR DIRECTORS.” Although each of the persons nominated has consented to serve as a director if elected and your Board has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board. The following information regarding the Company’s directors (including the nominees) and executive officers is relevant to your consideration of the slate proposed by your Board.

Directors, Executive Officers And Other Significant Employees
      The directors and nominees for director of the Company and executive officers and other significant employees of the Company as of the date of this Proxy Statement are as follows:
CURRENT DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS

			Has Been a
Name	Age	Positions and Offices Currently Held Director	Director Since

Frederick W. Beinecke	62	Chairman of the Board	January 1993
L. Dick Buell	54	Chief Executive Officer, Director	March 2004
Eugene P. Beard	70	Director	July 2004
Edward S. (Ned) Dunn, Jr.	62	Director	August 2004
Evelyn V. Follit	58	Director	February 2000
Peter T. Tattle	63	Director	January 2003
Robert G. Tobin	66	Director Nominee	N/A
Deborah A. Booth	46	Executive Vice President, Business Support Services	N/A
Tom Buehlmann	40	Executive Vice President, Catalina Marketing International	N/A
Rick Frier	44	Executive Vice President, Chief Financial Officer	N/A
Edward C. Kuehnle	50	Executive Vice President, Catalina Marketing Corporation and President, Catalina Marketing Services	N/A
Cynthia J. McCloud	46	Executive Vice President, Retail Services	N/A
Jay D. Parsons	39	Executive Vice President, U.S. Manufacturer and Retail Services	N/A
Craig H. Scott	51	Executive Vice President, Catalina Marketing Corporation and President, Catalina Health Resource	N/A
Eric N. Williams	47	Executive Vice President, Chief Information Officer	N/A
      The Board is divided into three classes, with each class holding office for staggered three–year terms. As noted above, stockholders will be asked to vote on the nominees for Class II and Class III Directors at the Annual Meeting.
      The terms of the Class II Directors, Frederick W. Beinecke, L. Dick Buell and Evelyn V. Follit, are scheduled to expire in 2005. The Board nominated Messrs. Beinecke and Buell and Ms. Follit for re–election as Class II Directors at the Annual Meeting, and nominated Mr. Tobin for election as a Class III Director. The terms of these Class II Directors will expire in 2008 and the term of the Class III Director will expire in 2006. Stockholders will be asked to vote for the three Class II director nominees and the one Class III nominee.
      The terms of Class I Directors, Edward S. (Ned) Dunn, Jr. and Peter T. Tattle, expire in 2007. Currently, Eugene P. Beard is the only Class III Director and, as noted, the term of the Class III Director expires in 2006. All executive officers of the Company are chosen by the Board and serve at the Board’s discretion. No family relationships exist between any of the officers or directors of the Company.

Attendance at Meetings and Board Committees
      During the fiscal year ended March 31, 2005, the Board held a total of seven meetings. Each member of the Board attended at least 75% of the aggregate meetings of the Board and of the committees of which he or she was a member. As a general matter, members of the Board are expected to attend the Company’s annual meeting of stockholders. All directors then in office attended the Company’s annual meeting of stockholders held August 19, 2004. The Nominating and Corporate Governance Committee has adopted a policy limiting the number of public company boards on which the Company’s directors may serve. Non-employed directors may serve on a maximum of three public company boards, and employed directors may serve on a maximum of two public company boards, in each case including the Company’s Board.
      The standing committees of the Board are the Audit Committee, the Compensation Committee, the Finance Committee and the Nominating and Corporate Governance Committee.
      The Audit Committee, which met on twenty-four occasions in fiscal year 2005, is responsible for: (i) reviewing and discussing with management and the independent auditor the Company’s annual audited financial statements, quarterly financial statements, and all internal controls reports (or summaries thereof); (ii) recommending to the Board whether the annual financial statements should be included in the Annual Report on Form 10-K; (iii) reviewing and discussing with management the type and presentation of information to be included in earnings press releases and the financial information and earnings guidance provided to analysts and rating agencies; (iv) reviewing the Company’s system of internal controls and meeting with independent auditors and appropriate Company financial and auditing personnel concerning the Company’s system of internal controls; (v) evaluating the Company’s financial reporting activities and the accounting standards and principles followed; (vi) the appointment, compensation and oversight of the independent auditors, who will report directly to the Audit Committee; (vii) evaluating the independent auditor’s qualifications, performance and independence (viii) reviewing the independent auditor’s attestation and report on management’s internal control report and holding timely discussions with the independent auditors regarding a variety of topics relating to financial accounting, the audit process and the result of the independent auditor’s audit procedures including (a) all critical accounting policies and practices; and (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; (ix) the review and pre-approval of both audit and non-audit services to be provided by the independent auditor; (x) setting hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor; and (xi) establishing and maintaining procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding accounting, internal accounting controls or accounting matters. The Audit Committee’s functions are detailed in full in a written Audit Committee Charter adopted by the Board, which is available on our website at http://www.catalinamarketing.com and is available in print to any stockholder who requests a copy.
      The Audit Committee consists of Eugene P. Beard, as Chairman, Evelyn V. Follit, as Vice Chair, and Edwards S. (Ned) Dunn, Jr. The Board has determined that each member of the Audit Committee is independent within the meaning of applicable corporate governance rules of the New York Stock Exchange (“NYSE”), the requirements set forth in the Securities Exchange Act of 1934 (the “Exchange Act”) and the applicable Securities and Exchange Commission (“SEC”) rules. In addition, the Board has determined that each member of the Audit Committee satisfies applicable NYSE standards for financial literacy and that Mr. Beard is an “audit committee financial expert” within the meaning of the rules of the SEC. The fact that Mr. Beard has been appointed the audit committee financial expert does not cause him to be deemed an expert for any other purpose.
      The Compensation Committee, which met on nine occasions in fiscal year 2005, is responsible for (i) reviewing the Company’s overall compensation and benefit programs and structure, (ii) reviewing and approving revisions to the Company’s executive compensation policy, including annually reviewing corporate goals and objectives relevant to Chief Executive Officer (“CEO”) compensation, evaluating the performance of the CEO in light of those goals and determining the CEO’s compensation level based on this evaluation and the Company’s compensation philosophy; and (iii) reviewing the Company’s employee benefit programs and approving all new incentive-compensation and equity-related plans. In addition, the Compensation Committee is responsible for: (a) ensuring the Company’s human resource policies are designed to attract and retain outstanding executive talent and provide for their development; (b) reviewing the Company’s succession planning status and policies; and (c) monitoring compensation actions by management below the executive level. Also, the Compensation Committee has full and exclusive discretionary authority to (1) construe, interpret and apply the terms of the Company’s Amended and Restated 1999 Stock Award Plan, Employee Payroll Deduction Stock Purchase Plan and similar plans or programs; (2) determine eligibility and adjudicate all disputed claims under such plan; and (3) administer such plan pursuant to its terms. The Compensation Committee’s functions are detailed in full in a written Compensation Committee Charter adopted by the Board, which is available on our website at http://www.catalinamarketing.com and is available in print to any shareholder who requests a copy.
      The Compensation Committee consists of Peter T. Tattle, as Chairman, Frederick W. Beinecke and Edward S. (Ned) Dunn, Jr. The Board has determined that each member of the Compensation Committee is independent within the meaning of applicable corporate governance rules of the NYSE, the requirements set forth in the Exchange Act and the applicable SEC rules.
      The Finance Committee, which met on three occasions in fiscal year 2005, is responsible for: (i) reviewing and evaluating management’s development of long-term business objectives; (ii) overseeing the investment of the Company’s and its subsidiaries’ assets and reviewing and monitoring the Company’s investment policies; (iii) evaluating the financial impact of acquisitions and divestitures; and (iv) reviewing and recommending policies concerning other corporate finance matters, including appropriate capitalization, the establishment of capital structure guidelines, the repurchase of the Company’s Common Stock and the establishment of uses of short and long-term debt and equity financing. The Finance Committee consists of Frederick W. Beinecke, as Chairman, Evelyn V. Follit and Eugene P. Beard. The Finance Committee’s functions are detailed in full in a written Finance Committee Charter adopted by the Board.
      The Nominating and Corporate Governance Committee, which met on five occasions in fiscal year 2005, is responsible for: (i) developing and recommending to the Board specific guidelines and criteria for membership on the Board and each of its standing committees; (ii) identifying individuals qualified to become members of the Board (iii) considering the performance of incumbent members of the Board and its standing committees in determining whether to recommend that they be nominated for reelection; (iv) coordinating and supervising the process of Board and committee performance self-assessment and the assessment of the performance of individual directors; (v) administering and overseeing compliance with the Company’s Code of Business Conduct and Ethics and Corporate Governance Guidelines; (vi) acting as administrator of the 2002 Director Stock Grant Plan; (vii) reviewing Board member compensation and recommending changes as necessary; and (viii) evaluating the Company’s compliance with legal and regulatory requirements and making recommendations to the Board with respect to the corporate governance policies and procedures.
      In addition to the above, the Nominating and Corporate Governance Committee is responsible for recommending to the full Board, for its approval, director nominees for election at any annual or special meeting of the Company’s stockholders or to fill any vacancy in the Board or any of its standing committees. To fulfill this role, the Committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications. Among other things, when assessing a candidate’s qualifications, the Committee considers (i) the candidate’s independence and experience under the standards mandated by the SEC rules and the NYSE, (ii) the number of other boards on which the candidate serves, (iii) the candidate’s industry background, knowledge and experience, (iv) the need of the Board to have certain expertise and skills, and (v) the gender and racial and other diversity of the directors then comprising the Board. In addition, directors are expected to be able to exercise good judgment when acting on behalf of the Company and its stockholders. Moreover, directors are expected to act ethically at all times and adhere to the applicable provisions of the Company’s Code of Business Conduct and Ethics and Corporate Governance Guidelines. The Committee considers all of these qualities when determining whether or not to recommend a candidate for director. The Committee also occasionally utilizes the services of a search firm to help identify candidates for director who meet the qualifications outlined above. The Nominating and Corporate Govern-

ance Committee’s functions are detailed in full in a written Nominating and Corporate Governance Committee Charter adopted by the Board, which is available on our website at http://www.catalinamarketing.com and is available in print to any stockholder who requests a copy.
      In carrying out its functions in regard to Board membership, the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders upon written submission of pertinent data to the attention of the Corporate Secretary. Such data should include complete information as to the identity of the proposed nominee, including name, address, present and prior business and/or professional affiliations, education and experience, particular field or fields of expertise, and the reasons why, in the opinion of the recommending stockholder, the proposed nominee is qualified and suited to be a director of the Company as well as what particular contribution to the success of the Company such person could be expected to make.
      The Nominating and Corporate Governance Committee consists of Frederick W. Beinecke, as Chairman, Peter T. Tattle and Edward S. (Ned) Dunn, Jr. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of applicable corporate governance rules of the NYSE, the requirements set forth in the Exchange Act and the applicable SEC rules.
      Non–management directors meet periodically in executive sessions without management. “Non-management” directors are those directors who are not Company officers but may include directors, if any, who are not “independent” by virtue of the existence of a material relationship with the Company. Each non-management director acts as chairperson of such meetings on a rotating basis. The non-management directors met on four occasions in fiscal year 2005. Mr. Beinecke, as Chairman of the Board of Directors, generally presides at the executive sessions of the Board of Directors.
Director Independence
      The Board has reviewed the relationships between the Company and each of its directors and has determined that a majority of the directors are independent for purposes of the NYSE corporate governance listing standards. In accordance with these listing standards, which are set forth in the Company’s Corporate Governance Guidelines, the Board affirmatively determined that, other than Mr. Buell, all directors and Mr. Tobin, are independent under the NYSE listing standards. Mr. Buell does not meet NYSE independence listing standards due to his current position as Chief Executive Officer. In making its determination, the Board must be assured that the director does not have any material relationship with the Company. In making this determination, the Board considers all relevant facts and circumstances, including the director’s affiliation with companies, firms, organizations and persons that have relationships with the Company. In addition, a director would not be considered independent if (a) the director has been employed by, or an immediate family member has been an executive officer of, the Company during the prior three years; (b) the director has received, or an immediate family member has received, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension and other forms of deferred compensation for prior service, during the prior three years; (c) the director has been affiliated with or employed by, or an immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company, unless three years have passed since either the end of the individual’s employment with such auditor or the end of the auditor’s external audit relationship with the Company; (d) an executive officer of the Company has been on the compensation committee of the board of directors of a company that employed the director or an immediate family member as an executive officer during the prior three years; or (e) the director has been an executive officer or employee, or an immediate family member has been an executive officer, of another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues, unless three years have passed since falling below such threshold.

Corporate Governance

Code of Business Conduct and Ethics
      The Company’s Code of Business Conduct and Ethics may be reviewed on the Company’s website at http://www.catalinamarketing.com. This Code is applicable to all of the Company’s directors, officers and employees.

Corporate Governance Guidelines
      We have also adopted Corporate Governance Guidelines to advance the functioning of our Board of Directors and its committees and to set forth our Board of Directors’ expectations as to how it should perform its functions. Our Corporate Governance Guidelines are posted on our corporate website at http://www.catalinamarketing.com and are available in print to any stockholder who requests a copy.
Nominees for Director
      By order of the Board, the nominees for Class II Directors will be elected along with the nominee for Class III Director at this Annual Meeting in accordance with the Company’s Bylaws.
Class II Directors
      The following persons have been recommended for re-election as Class II Directors by the Nominating and Corporate Governance Committee, and have been nominated by the Board of Directors, and will be placed in nomination at the Annual Meeting for election to the Board. The shares represented by the proxy cards returned will be voted FOR the election of these nominees unless otherwise stated in the proxy.
      Frederick W. Beinecke was elected as a director of the Company in January 1993, and also served as a director of the Company from 1985 until January 1990. Mr. Beinecke became the chairman of the Company in November 2003. He has been the President of Antaeus Enterprises, Inc. (a venture capital and marketable securities investment company) since 1982. Mr. Beinecke is also a director of several private companies.
      L. Dick Buell has served as Chief Executive Officer and director of the Company since March 2004. Prior to joining the Company, Mr. Buell served as Chairman of the Board and Chief Executive Officer of WS Brands, a holding company within Willis Stein & Partners, a private equity investment partnership, with authority over the acquisition of businesses within the consumer packaged goods industry from January 2002 to January 2004. From February 2000 to December 2001, Mr. Buell was the President and Chief Operating Officer of Foodbrands America, Inc., a unit of Tyson Foods. Mr. Buell was employed by Griffith Laboratories, Inc., from June 1989 to December 1999, and served as Chief Executive Officer from 1992 to 1999. From 1983 to 1989, Mr. Buell served as Vice President — Marketing, Grocery Products, for Kraft Foods, Inc. From 1978 to 1983, Mr. Buell was employed by McKinsey & Company. Mr. Buell is a director and an audit committee member of Prestige Brands Holdings, Inc., a marketing, sales and distribution company of over-the-counter, personal care and household cleaning brands to mass merchandisers, drug stores, supermarkets and hospitals.
      Evelyn V. Follit, was elected as a director of the Company in February 2000. From October 1997 to February 2005, Ms. Follit had been employed by the Radioshack Corporation as the Senior Vice President and Chief Information Officer, and had served as the Chief Organizational Enabling Services Officer of Radioshack from March 2003 to February 2005. From October 1996 to March 1997, Ms. Follit was the Vice President of Operations/ Engineering for ACNielsen, and from October 1984 to September 1996, she held various positions at Dun and Bradstreet. Ms. Follit is also a director and audit committee member of Linens n’ Things, Inc.
Class III Director
      The following person has been recommended for election as a Class III Director by the Nominating and Corporate Governance Committee, and has been nominated by the Board of Directors, and will be placed in nomination at the Annual Meeting for election to the Board. The shares represented by the proxy cards returned will be voted FOR the election of this nominee unless otherwise stated in the proxy.
      Robert G. Tobin was the Chief Executive Officer of Ahold USA from 1998 until his retirement in 2001, and served as the Interim Chief Executive Officer of U.S. Foodservice for six months during 2003. Mr. Tobin was the Chairman and Chief Executive Officer of Stop and Shop Supermarkets from 1993 until 1998. Prior to holding this position, Mr. Tobin held various management positions at Stop and Shop Supermarkets. Mr. Tobin is a director of Landec Corporation which designs, develops, manufactures and sells temperature-activated and other specialty polymer products for food and agricultural applications.
Other Directors, Executive Officers and Significant Employees
      Eugene P. Beard was elected as a director of the Company in July 2004. Since January 2000, Mr. Beard has been employed as Chairman and Chief Executive Officer of Westport Asset Fund, Inc., a corporation which invests in public, private and start-up firms worldwide and was founded by Mr. Beard in 1983. Until his retirement in December 1999, Mr. Beard served as Vice Chairman, Finance & Operations of The Interpublic Group of Companies (“Interpublic”), a worldwide advertising and marketing communications group, where he was also a member of the Board of Directors and Chairman of the Finance Committee. Mr. Beard had been employed by Interpublic for almost twenty years. Mr. Beard is also a director and audit committee member of 59 Wall St. Fund and Old Westbury Fund (mutual funds), as well as Mattel Inc.
      Edward S. (Ned) Dunn, Jr. was elected as a director of the Company in August 2004. He has been employed as President of Dunn Consulting, a retail grocery and related food marketing consulting company, since 1997. From 2001 to 2002, Mr. Dunn was the President and Chief Executive Officer of Colonial Williamsburg Company, the business arm of the Colonial Williamsburg Foundation. Mr. Dunn was the C.J. McNutt Chair in Food Marketing, St. Joseph’s University, from 1998 to 2001. Mr. Dunn is on the board of directors of McCormick & Co., Inc., a leader in the manufacture, marketing and distribution of spices, seasonings, and flavors to the entire food industry.
      Peter T. Tattle was elected as a director of the Company in January 2003. Mr. Tattle was employed by Johnson & Johnson for 36 years, from 1965 to 2001. Mr. Tattle served as a Group Company Chairman of Johnson & Johnson from October 1991 until his retirement in 2001, responsible for the pharmaceutical businesses in the Americas, Canada, Mexico, and Latin America for much of that time. Mr. Tattle also served as a member of Johnson & Johnson’s Pharmaceuticals Group Operating Committee. Mr. Tattle joined Johnson & Johnson in 1965 as a sales representative for the company’s affiliate, Ortho Pharmaceuticals Canada and held various senior positions in sales, marketing and product management throughout his career. Mr. Tattle serves as a non-voting member of the Advisory Board of DFB Pharmaceuticals.
      Deborah A. Booth became the Executive Vice President, Business Support Services in July 2004, and prior to that time had served as Senior Vice President, CMC Operations since July 2002. Ms. Booth has also served as Senior Vice President, Operations, from March 2001 to July 2002. Prior to her appointment as Senior Vice President, Operations, she served as Vice President, Retail Operations from March 1999 until March 2001. Ms. Booth joined the Company in 1994. Prior to joining the Company, Ms. Booth was employed by Retail Systems Consulting.
      Tom Buehlmann has served as Executive Vice President, Catalina Marketing International since March 2005. Prior to that, he served as Senior Vice President Catalina Marketing International from October 2003 to March 2005. Prior to his appointment to Senior Vice President, Catalina Marketing International, he served as Senior Vice President, Catalina Marketing Europe from October 2002 to October 2003. Prior to joining the Company, Mr. Buehlmann served as Marketing Director of OneSwoop.com Limited, from 2000 to 2001. From 1996 to 1999, Mr. Buehlmann was the Managing Director of Lindt and Sprungli, UK Limited, a premium chocolate confectionery company, where he also served as Vice President, International Marketing from 1994 to 1996. Mr. Buehlmann was employed by Procter and Gamble from 1987 to 1994.
      Rick Frier has served as Executive Vice President and Chief Financial Officer since June 2005. Prior to that, Mr. Frier served as Executive Vice President, Finance and Accounting from March 2005 to June 2005.

Prior to joining the company, Mr. Frier was the Chief Financial Officer and Chief Operating Officer at Mattress Discounters Corp. from November 2001 to March 2005. In October 2002, Mattress Discounters Corp. filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Maryland, from which that company successfully emerged in March 2003. From April 2000 to May 2001, Mr. Frier served as Executive Vice President and Chief Financial Officer with Concept Five Technologies. From January 1998 to March 2000, Mr. Frier served as Vice President and Chief Financial Officer with Caliber Learning Network, Inc.
      Edward C. Kuehnle has served as Executive Vice President, Catalina Marketing Corporation and President, Catalina Marketing Services since January 2005. Prior to joining the company, Mr. Kuehnle served as Group President, Information Resources, Inc., North America from October 1998 to January 2005. From January 1998 to September 1998, Mr. Kuehnle was the Vice President of Sales with Pharmacia.
      Cynthia J. McCloud has served as Executive Vice President, Retail Services since April 2003. Ms. McCloud also served as Executive Vice President, Retail Services and Marketing, from December 2002 to April 2003. Prior to her appointment as Executive Vice President, Retail Services and Marketing, she served as Senior Vice President, Retail Services and Marketing from May 2001 until December 2002. Ms. McCloud joined the Company in 1993. Prior to joining the Company, Ms. McCloud was employed by Safeway/ The Vons Companies, Inc.
      Jay D. Parsons has served as Executive Vice President, U.S. Manufacturer and Retail Services since February 2004. Mr. Parsons has also served as Executive Vice President, Manufacturer Services, from April 2003 to February 2004. Prior to his appointment to Executive Vice President, Manufacturer Services, he served as Executive Vice President, CMS Manufacturer Sales and Marketing, from December 2001 to April 2003. Mr. Parsons served as Senior Vice President, Business Development of Manufacturer Services from February 2001 to December 2001. Mr. Parsons joined the Company in 1996. Prior to joining the Company, Mr. Parsons was employed by SmithKline Beecham.
      Craig H. Scott has served as President, Catalina Health Resource since February 2004 and as Executive Vice President, Catalina Marketing Corporation, since March 2005. He also served as Senior Vice President, Catalina Marketing Corporation, from February 2004 to March 2005. Prior to joining the Company, Mr. Scott served as a Company Group Chairman for the Nelson Communications division of Publicis Healthcare Communications Group from November 2000 until January 2004. From July 1995 to November 2000, Mr. Scott was the President and Chief Executive Officer of various Nelson Communications subsidiary healthcare agencies. From January 1982 to July 1995, Mr. Scott was employed by Johnson & Johnson and served in a variety of marketing and senior management positions within Johnson & Johnson’s McNeil, Johnson & Johnson Consumer and Johnson & Johnson Vision Products, Inc. (Vistakon) subsidiaries.
      Eric N. Williams has served as Chief Information Officer since April 2003 and Executive Vice President since March 2005. He also served as Senior Vice President from April 2003 to March 2005. Prior to that, Mr. Williams served as Senior Vice President, Research and Development — Information Technology from June 2001 to April 2003. Prior to his appointment to Senior Vice President, Research and Development — Information Technology, he served as Vice President, Research and Development — Information Technology from March 1996 to June 2001. Mr. Williams joined the Company in 1992. Prior to joining the Company, Mr. Williams was employed by Retail Management Systems.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth as of March 31, 2005, or such other date as indicated in the table or the footnotes thereto, certain information regarding the ownership of Common Stock of each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock, each of the Company’s directors and director nominees, its chief executive officer and its four most highly compensated executive officers, and all directors and executive officers of the Company as a group.

				Total Phantom Stock
	Shares		Phantom	Units and Beneficially
	Beneficially Owned(1)		Stock Units(2)	Owned Shares

Officers, Directors and Stockholders	Number	Percent	Number	Number

ValueAct Capital(3)	7,246,100	14.28%	N/A	N/A
435 Pacific Ave., 4th Floor
San Francisco, CA 94133
Sterling Capital Management, LLC(4)	4,599,225	9.06%	N/A	N/A
4064 Colony Road, Suite 300
Charlotte, NC 28211
T. Rowe Price Associates(5)	3,825,750	7.54%	N/A	N/A
100 E. Pratt Street
Baltimore, MD 21202
Kayne Anderson Rudnick Investment
Management, LLC(6)	3,515,042	6.92%	N/A	N/A
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067
Frederick W. Beinecke(7)	3,117,624	6.14%	1,950	3,119,574
c/o Antaeus Enterprises Inc.
99 Park Avenue, Suite 2200
New York, NY 10016
Antaeus Enterprises, Inc.(7)	2,852,887	5.62%	N/A	N/A
99 Park Avenue, Suite 2200
New York, NY 10016
L. Dick Buell	131,250	*	0	131,250
Eugene P. Beard	0	*	5,217	5,217
Edward S. (Ned) Dunn, Jr.	3,000	*	5,833	8,833
Evelyn V. Follit	1,000	*	11,467	12,467
Peter T. Tattle	0	*	12,741	12,741
Robert G. Tobin	0	*	0	0
Tom Buehlmann	32,500	*	0	32,500
Susan M. Klug(8)	54,499	*	0	54,499
Craig H. Scott	12,500	*	0	12,500
Jay D. Parsons	172,607	*	0	172,607
All directors and executive officers as a group (16 persons)	3,764,305	7.33%	49,940	3,814,245

*	Amount represents less than 1% of the Company’s Common Stock.

(1)	The number of shares beneficially owned is determined in accordance with rules of the SEC, and includes generally voting power or investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed owned by the person holding such option and are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person.

Such shares are included for Messrs. Buell (131,250), Buehlmann (32,500), Scott (12,500), and Parsons (172,607), and Ms. Klug (52,500), and all directors and executive officers as a group (610,091), all of which options are exercisable within 60 days of March 31, 2005. The number of shares beneficially owned does not include phantom stock units owned by certain officers and directors of the Company under the Catalina Marketing Corporation Deferred Compensation Plan. Information with respect to beneficial owners of more than 5% of the outstanding shares of the Company’s Common Stock is provided based on Schedules 13G or 13D filed by such persons or more recent information provided by such persons to the Company.
(2)	Phantom stock units are issued pursuant to the Catalina Marketing Corporation Deferred Compensation Plan. Each phantom stock unit is the non–voting economic equivalent of one share of Common Stock. Phantom stock units are issued to participants in the Deferred Compensation Plan based on the election of such individuals to defer compensation, bonus, fees and other amounts to which they are entitled from the Company. Phantom stock units are not transferable, and upon the holder of such units ceasing to be employed by the Company or to serve on our Board, the units are exchanged for shares of Common Stock pursuant to the Catalina Marketing Corporation Deferred Compensation Plan in accordance with the election of each individual participant in such plan.
(3)	Information is based on a report on Schedule 13D filed jointly by ValueAct Capital Partners, L.P., ValueAct Capital Partners II, L.P., ValueAct Capital International, Ltd., ValueAct Capital Master Fund, L.P. (“ValueAct Master Fund”), ValueAct Capital Partners Co-Investors, L.P. (“ValueAct Co-Investors”), VA Partners, L.L.C. (“VA Partners”), Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin (collectively, the “Reporting Persons”) on June 6, 2005, which purported to reflect shares held as of June 6, 2005. Messrs. Ubben, Hamel and Kamin are each managing members, principal owners and controlling persons of VA Partners and directors and principal executive officers of ValueAct International, and such activities constitute their principal occupations. Such individuals are sometimes collectively referred to as the “Managing Members” or individually as a “Managing Member”. Shares reported as beneficially owned by each of ValueAct Master Fund and ValueAct Co-Investors are also reported as beneficially owned by VA Partners, as general partner of each of such investment partnerships, and by the Managing Members as controlling persons of the general partner. VA Partners and the Managing Members also, directly or indirectly, may own interests in one or both of such partnerships from time to time. By reason of such relationships each of the partnerships is reported as having shared power to vote or to direct the vote, and shared power to dispose or direct the disposition of, such shares with VA Partners and the Managing Members. ValueAct Master Fund is the beneficial owner of 7,155,931 shares. ValueAct Co-Investors is the beneficial owner of 90,169 shares. VA Partners and each of the Managing Members may be deemed the beneficial owner of an aggregate of 7,246,100 shares
(4)	Sterling Capital Management L.L.C. (“Sterling”) is an investment adviser registered under the Investment Advisors Act of 1940. Sterling MGT, Inc. is the managing member of Sterling.
(5)	T. Rowe Price Associates, Inc. (“Price Associates”) is an investment advisor with power to direct investments and/or power to vote the shares for its clients. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such shares.
(6)	These shares are owned by several accounts managed, with discretion to purchase or sell securities, by Kayne Anderson Rudnick Investment Management, LLC, a registered investment advisor. Kayne Anderson Rudnick Investment Management, LLC disclaims beneficial ownership of all listed shares.
(7)	Mr. Beinecke, the Chairman of the Company, is the President and a director of Antaeus Enterprises, Inc. (“Antaeus”). Mr. Beinecke is also a beneficiary of a trust that is one of four trusts, each of which owns 25% of Antaeus, resulting in the attribution of beneficial ownership to Mr. Beinecke of the shares held by Antaeus. The shares listed for Mr. Beinecke include 75,237 shares owned directly by him, 2,852,887 shares held by Antaeus and 189,500 shares held by a trust for Mr. Beinecke’s benefit. Antaeus, Mr. Beinecke and the trust of which Mr. Beinecke is a beneficiary may be deemed to be part of a group, which group would beneficially own 3,117,624 shares constituting approximately 6.14% of the outstanding shares. Except for the shares owned directly by each of them, Antaeus and Mr. Beinecke disclaim beneficial ownership of all shares.
(8)	Ms. Klug’s employment with the Company ended May 20, 2005.

      The Compensation Committee of the Board of Directors has adopted stock ownership guidelines which require the CEO, each Executive Vice President and each Senior Vice President to reach target ownership levels of the Company’s Common Stock within a reasonable period of time. These ownership levels range from 10,000 to 100,000 shares, and are expected to be achieved over a reasonable period of time.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers, directors and 10% stockholders to file reports regarding initial ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”) in respect of their holdings of Common Stock of the Company. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file in respect of their holdings of Common Stock of the Company. The Company’s information regarding compliance with Section 16(a) is based solely on a review of the copies of such reports furnished to the Company by the Company’s executive officers, directors and 10% stockholders. Other than as set forth below, the Company is not aware of any noncompliance with the requirements of Section 16(a) to file reports during the Company’s fiscal year ended March 31, 2005. Due to an administrative error, Susan M. Klug (115 shares) and Eric N. Williams (138 shares) did not timely file statements on Form 4 reporting purchases of stock under the Company’s Employee Stock Purchase Plan. These purchases were both made as of December 31, 2004 and the Form 4 was filed for each of these individuals on February 4, 2005.
AMENDMENTS TO THE COMPANY’S 2002 DIRECTOR STOCK GRANT PLAN
(PROPOSAL 2)
      The Board of Directors has approved amendments (the “2005 Amendments”) to the Company’s 2002 Director Stock Grant Plan (the “Director Grant Plan”), effective July 1, 2005, subject to the approval of the Company’s stockholders. The affirmative vote of a majority of the outstanding shares present or represented by proxy and entitled to vote at the Annual Meeting is required to approve this Proposal. The persons named in the enclosed proxy will vote shares represented by proxies returned to the Company “FOR” this proposal unless instructed otherwise in the proxy. Shares represented by proxies which are marked “abstain” will have the same effect as a vote against the proposal. YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2 TO APPROVE THE 2005 AMENDMENTS TO THE DIRECTOR GRANT PLAN. The following information regarding the proposed 2005 Amendments is relevant to your consideration of this Proposal.
Summary of 2005 Amendments requiring Stockholder Approval
      The 2005 Amendments revise the calculation of the number of shares granted under the Director Grant Plan to non-management (outside) members of the Board of Directors upon their election or reelection to the Board of Directors. Commencing as of July 1, 2005, subject to stockholder approval of Proposal 2, the number of shares of the Company’s Common Stock (the “Common Stock”) subject to grants (“Grants”) to directors for a full 3-year term will be calculated by dividing $225,000 by the fair market value of shares of Common Stock as of the close of business on the day of the election or reelection. Under the Director Grant Plan as currently in effect, each outside director receives 6,000 shares upon election or reelection for a full 3-year term. As is currently the case, under the new calculation, the Grant shares will vest ratably annually on the dates of the three annual stockholder meetings following election or reelection of the outside directors. The number of shares subject to Grants will be proportionately reduced for any outside director who is elected for less than a full 3-year term, and the shares subject to the Grant will vest ratably on the dates of the annual stockholder meetings during the term of such director. The closing price of the Common Stock on the New York Stock Exchange on June 27, 2005 was $24.60.
      In addition, the 2005 Amendments include an amendment to the Director Grant Plan such that further Amendments will only require stockholder approval if such approval is required under applicable law or the rules of the New York Stock Exchange or other regulatory body.
Summary Of The Director Grant Plan
      The following summary of the Director Grant Plan and the proposed 2005 Amendments is qualified in its entirety by the Amended and Restated 2002 Director Stock Grant Plan, which incorporates the proposed 2005 Amendments and is appended to this Proxy Statement as Exhibit A.
      The Director Grant Plan is intended to provide reasonable incentives to outside directors of the Company, to encourage proprietary interest in the Company by the Company’s directors, and to attract new outside directors with outstanding qualifications. The availability of Grants is an important feature of the Company’s ability to attract and retain qualified directors.
      Eligibility. The directors who are awarded Grants (sometimes referred to as “Grantees”) under the Director Grant Plan are the outside (non-employee) directors, duly elected to the Board by the Company’s stockholders or otherwise in accordance with the Company’s Bylaws, including all outside (non-employee) directors appointed to fill a vacancy or a newly created directorship position on the Board. The Company currently has five outside (non-employee) directors who are eligible to participate in the Director Grant Plan. Assuming all candidates nominated for election as directors at the Annual Meeting are elected, the Company will have six outside (non-employee) directors. Mr. Buell is the only director who would not be considered to be an outside director.
      Administration. The Director Grant Plan is administered, in the discretion of the Board from time to time, by the Board or by a committee appointed by the Board (the “Director Grant Plan Committee”). The Director Grant Plan Committee must consist of not less than two members of the Board. The Board or such Director Grant Plan Committee administering the Director Grant Plan (the “Director Grant Plan Administrator”) has the authority to (i) construe and interpret the Director Grant Plan; (ii) define the terms used in the Director Grant Plan; (iii) prescribe, amend and rescind rules and regulations relating to the administration of the Director Grant Plan; and (iv) make all other determinations necessary or advisable for the administration of the Director Grant Plan. Currently, the Nominating and Corporate Governing Committee of the Board of Directors is acting as the Director Grant Plan Administrator.
      Shares Available For Grants Under the Plan. The stock subject to Grants awarded under the Director Grant Plan are shares of authorized but unissued or reacquired shares of Common Stock. The aggregate number of shares which were initially available for Grants under the Director Grant Plan was 250,000, and there are currently 230,167 shares available for future Grants under the Director Grant Plan. The aggregate number of shares covered by the Director Grant Plan and the number of shares covered by each Grant will be proportionately adjusted as a result of any stock split, stock dividend, combination of shares or any other similar change. Shares subject to any outstanding Grants which are forfeited for any reason are returned to the Company in accordance with the Director Grant Plan and the shares so forfeited may again be subject to Grants.
      Participants; Award of Grants. The Grantees consist exclusively of outside (non-employee) directors of the Company. However, no director is eligible to receive a Grant if and to the extent that such director is prohibited from personally accepting or benefiting from a Grant due to such director’s affiliation with a business organization. Such directors will, instead, be entitled to cash compensation in an amount equal to the value of the Grant to which such director would be entitled if not so restricted, paid in quarterly installments. All outside directors are currently eligible to receive stock benefits under the Director Grant Plan. Grants are evidenced by written stock grant agreements in such form as the Director Grant Plan Administrator shall from time to time determine.

      Time of Grants. A Grant is awarded to each Grantee as of the day that such Grantee takes office following the election or reelection of such Grantee by the stockholders or by the Board, as provided in the Company’s Bylaws, in partial consideration for the fulfillment by such Grantee of such Grantee’s duties as a director of the Company. Prior to the amendment to the Director Grant Plan being proposed for approval by the stockholders, assuming a three-year term upon the election of an eligible director, each Grant included an aggregate of 6,000 restricted shares of Common Stock. This amount was reduced pro rata for any term to which an eligible director was elected, which term was expected to be less than three years. As noted above, the 2005 Amendments provide that upon each election or reelection of an eligible director such director will receive the number of shares which is $225,000 divided by the stock price as of the close of business on the day the director takes office, assuming a three year term (subject to pro rata reduction of this amount for a term of directorship that is less than three years).
      Vesting. Shares included in Grants are subject to the vesting provisions set forth in the Director Grant Plan. Shares which have vested according to the formula described herein are considered “Vested Shares” and shares which have not so vested are considered “Non-Vested Shares.” The shares included in each Grant vest on each successive Annual Meeting date (the “Annual Meeting Date”) following the effective date of the Grant. The number of shares subject to a Grant which become Vested Shares as of each Annual Meeting Date is calculated by multiplying the number of shares included in the Grant by a fraction, the numerator of which is equal to the number of months which have elapsed since the later of (i) the election or reelection of such Grantee (i.e., the effective date of the Grant) or (ii) the last Annual Meeting Date, and the denominator of which is the number of full months during which the Grantee serves as director following the award of the Grant and until the next Annual Meeting Date at which the class of directors to which the Grantee belongs is to be elected (assuming for purposes of this calculation that the Annual Meeting Date is July 31 of such fiscal year).
      Non-transferability, etc. A Grantee may not assign, sell, pledge, hypothecate or otherwise transfer any Grant or any Non-Vested Shares. If a Grantee ceases to be a director for any reason or no reason, including upon death or disability, removal (with or without cause) or resignation, the Grant will be automatically terminated immediately upon the effective date of such cessation and all shares included in the Grant which are Non-Vested Shares as of the effective date of such cessation, will be forfeited automatically and will, effective immediately upon such cessation, be returned to the status of authorized shares to be issued pursuant to Grants under the Director Grant Plan.
      Stockholder Rights. A Grantee will have all rights as a stockholder with respect to all shares included in the Grant, regardless of whether the shares awarded are Vested Shares or Non-Vested Shares, including, without limitation, the right to vote any such shares and the right to receive dividends.
      Change of Control. Upon the occurrence of a change of control of the Company (i.e., a sale of all or substantially all of the Company’s assets, a merger of the Company with another entity where the Company is not the surviving corporation or the consolidation of the Company with another Company) (a “Forfeiture Event”), the Director Grant Plan will terminate.
      Unless such Forfeiture Event occurs within thirty days following the date of an Annual Meeting of Stockholders, any shares of Common Stock which would have become Vested Shares at the next succeeding Annual Meeting of Stockholders shall become vested and all other Non-Vested Shares will be forfeited. If a Forfeiture Event occurs within such thirty-day period, all Non-Vested Shares will be forfeited.
      Amendment and Termination. Grants may be awarded pursuant to the Director Grant Plan until the expiration of the Director Grant Plan on October 27, 2012.
      The Board may, from time to time, with respect to any shares at the time not subject to Grants, suspend or discontinue the Director Grant Plan or revise or amend it in any respect whatsoever, provided that, assuming approval of Proposal 2, any amendment will be subject to stockholder approval to the extent required by law, and provided further that no amendment or revision may adversely affect, without the affected Grantee’s written consent, the rights of any Grantee to whom shares have been issued pursuant to the Director Grant Plan.

Federal Income Tax Consequences
      The following discussion is intended only as a general summary of the federal income tax consequences to Grantees and the Company with respect to the Director Grant Plan. The discussion is based on current laws which are subject to change at any time or which may be interpreted differently. The discussion does not address tax consequences under the laws of any state, local or foreign jurisdiction, nor does it address federal and state estate, inheritance and gift taxes, and the tax treatment of each Grantee will depend in part upon such Grantee’s particular tax situation.
      In general, a Grantee will not recognize income upon receipt of shares pursuant to a Grant. However, upon vesting of a Grantee’s shares, a Grantee will recognize compensation income (and receive basis in such shares) in an amount equal to the fair market value of the Vested Shares determined on the vesting date, and the Company will be entitled to a compensation deduction equal to such amount. Alternatively, no later than 30 days after a Grant of shares, a Grantee may make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”). In such case, the Grantee will recognize compensation income in the taxable year of the Grant (and receive a basis) equal to the fair market value of such shares determined on the date of Grant, and the Company will be entitled to a compensation deduction equal to such amount. In general, under either alternative, a Grantee will recognize capital gain or loss upon the subsequent disposition of the shares.
      Unless a Grantee makes an election under Section 83(b) of the Code, as described above, amounts paid to a Grantee as dividends with respect to such shares prior to the date that a Grantee’s shares vest under the Director Grant Plan will be treated for federal income tax purposes as compensation income (taxable at ordinary income rates) for which the Company will be entitled to a compensation deduction with respect to such amounts. However, upon the vesting of a Grantee’s shares (or a Grantee’s making of a timely Code Section 83(b) election), amounts paid to a Grantee as dividends will be treated as dividends for federal income tax purposes for which the Company will not be entitled to a deduction with respect to such amounts.
      If a Grantee elects under the Company’s Deferred Compensation Plan to defer the receipt of shares pursuant to a Grant, the Grantee will not be taxed at the time of such election or upon vesting of the Grant. Rather, upon the receipt of shares from the Deferred Compensation Plan upon death, disability or retirement, tax will be due on the then value of the shares distributed. The taxable value of such shares will be treated as ordinary compensation income to the Grantee and the Company will be entitled to a corresponding compensation deduction.
New Plan Benefits (if Stockholders approve the 2005 Amendments)
      If the Company’s stockholders approve the 2005 Amendments at the Annual Meeting, the following stock awards will occur on the date of the Annual Meeting:
Director Stock Grant Plan

Number of Shares
Name and Position	Dollar Value	Underlying Awards

Each Named Executive Officer	Not applicable	—
Executive Group	Not applicable	—
Non-Executive Director Group (3 persons)(1)	$525,000	(2)
Executive Director Group	Not applicable	—

(1)	Assuming the election of Mr. Beinecke, Mr. Tobin and Ms. Follit. Mr. Tobin is a nominee for election as a Class III Director and, as such, the term for which he is being nominated is one year.

(2)	Determined by dividing the dollar value of all awards by the per-share fair market value of the Company’s Common Stock as of the close of business on the day of the Annual Meeting.

THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM
(PROPOSAL 3)
      The Board has selected PricewaterhouseCoopers LLP (“PwC”) to audit the financial statements of the Company for the year ending March 31, 2006. The persons named in the enclosed proxy will vote shares represented by proxies returned to the Company FOR the proposal unless instructed otherwise in the proxy.
      PwC audited the Company’s financial statements for the years ended March 31, 2003, March 31, 2004 and March 31, 2005. As part of the fiscal year 2003 audit, PwC also re-audited the Company’s financial statements for the fiscal years ended March 31, 2002 and 2001.
      In making its recommendation to ratify the appointment of PwC as the Company’s independent registered certified public accounting firm, the Company has considered whether the non-audit services provided by PwC are compatible with maintaining the independence of PwC.
      The Audit Committee has adopted policies and procedures relating to the provision of audit and non-audit services by the independent registered certified public accounting firm. Prior to the independent registered certified public accounting firm rendering any services to the Company, the Audit Committee must approve the engagement of the independent registered certified public accounting firm and the provision of any such services by the independent registered certified public accounting firm.
      A representative of PwC will be present at the Annual Meeting to respond to any questions and to make a statement on behalf of that firm, if he or she so desires.
      YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 3 TO RATIFY AND APPROVE THE SELECTION OF THE ACCOUNTING FIRM PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.
Background
      The Audit Committee of the Company’s Board annually considers and recommends to the Board the selection of the Company’s independent auditor. As recommended by the Company’s Audit Committee, the Company’s Board of Directors determined that it would no longer engage Arthur Andersen LLP (“Andersen”), effective May 23, 2002, as its independent auditor. At that time, the Board also agreed with the Audit Committee’s recommendation to engage Ernst & Young LLP (“E&Y”) to serve as the Company’s independent certified public accountants for the fiscal year ended March 31, 2003. The appointment of E&Y was ratified by the Company’s stockholders at the 2002 annual meeting held on July 25, 2002. E&Y resigned as the Company’s independent certified public accountants on August 20, 2003. Based on the recommendation of the Audit Committee, on October 2, 2003, the Board engaged PwC to serve as the Company’s independent certified public accountants.
      On August 26, 2003, the Company filed a report on Form 8-K disclosing, among other things, (i) that E&Y had resigned as the Company’s independent certified public accountants, (ii) five matters with respect to which E&Y had questioned the Company’s accounting treatment, (iii) that E&Y had informed the Company that, as a result of these matters, E&Y was unwilling to be associated with any of the Company’s financial statements until these matters were resolved to their satisfaction and would need to expand significantly the scope of its audit, and (iv) that E&Y had informed the Company’s management, its Audit Committee and its Board of Directors that certain matters had come to E&Y’s attention that, if investigated further, may materially impact the fairness and reliability of previously issued financial statements and the report thereon of the Company’s predecessor independent certified public accountants, the previously filed unaudited interim financial statements and the reports thereon, and financial statements to be issued covering subsequent periods.
      Specifically, in connection with its audit of the Company’s consolidated financial statements for the year ended March 31, 2003, which E&Y commenced but was unable to complete prior to its resignation and prior to the satisfactory resolution of these matters, E&Y raised questions with respect to several matters and whether the accounting for such matters was in accordance with accounting principles generally accepted in the United States of America, as follows: (i) the timing of the Company’s accounting for revenues derived from its customer arrangements in the Catalina Health Resource (“CHR”) division in light of the discovery by the Company’s management of certain agreements with customers that were not reflected in the written agreement and/or appropriately considered in connection with the Company’s accounting for the arrangements, and certain other elements of one significant multi-year arrangement, (ii) the timing of the Company’s accounting with respect to revenue recognition in the CHR division and the “Manufacturer Services” division to the extent that certain customer contracts had not been executed by both parties during the period in which the revenue was first recognized for such contracts, (iii) the timing of the Company’s accounting treatment of its customer arrangements in the Manufacturer Services division and in the CHR division with respect to certain exclusivity rights granted to customers for the contractual periods of its arrangements, (iv) the Company’s accounting treatment for certain non-cash transactions in the Catalina Retail Services division, and (v) the Company’s disclosure of segment information for financial reporting.
      It should be noted that the Company indicated in its report on Form 8-K filed on August 26, 2003, that the Company interpreted the five exceptions contained in that report on Form 8-K to mean that E&Y had identified five “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) and that no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) existed between the Company and E&Y. On or about September 2, 2003, the Company received a letter from E&Y stating, among other things, 26 that E&Y believed that there existed a disagreement between the Company and E&Y over the Company’s accounting treatment of customer contracts containing exclusivity provisions and requesting clarification of the Company’s intent related to this matter. On September 16, 2003, the Company amended its report on Form 8-K filed on August 26, 2003 to state that the Company believed that no such disagreement existed between E&Y and the Company. The Company’s belief was based, in part, on the timing of E&Y’s resignation. At the time of E&Y’s resignation, the Company was still in the process of evaluating this issue and had not formed an opinion which could be the basis of a disagreement with E&Y under Item 304(a)(1)(iv) of Regulation S-K.
      The following discussion summarizes the resolution of each of the accounting issues noted in the Form 8-K filed on August 26, 2003.

1. Timing of the Company’s accounting for revenues derived from its customer arrangements at CHR in light of the discovery by the Company’s management of certain agreements with customers that were not reflected in written agreements and/or appropriately considered in connection with the Company’s accounting for the arrangements, and certain other elements of a significant multi-year arrangement — When the Company previously recognized revenues from certain of its customer arrangements at CHR that were not reflected in written agreements and/or appropriately considered in connection with the Company’s accounting for the arrangements, the Company restated its financial statements to defer the previously recognized revenue until the period when persuasive evidence of the arrangement became available and the purchase price became fixed or determinable. Substantially all of these revenue adjustments related to the timing of revenue recognition and not to the existence of revenue.

2. The timing of the Company’s accounting with respect to revenue recognition at CHR and Manufacturer Services to the extent that certain customer contracts had not been executed by both parties during the period in which the revenue was first recognized for such contracts — The Company concluded that the two specific CHR and Manufacturer Services contracts associated with this issue were properly executed. Accordingly, the Company’s accounting with respect to the timing of revenue recognition was appropriate. While the timing of revenue recognition was adjusted with respect to a number of contracts in our evaluation of certain CHR, DMS, CMRS and Manufacturer Services contracts, no adjustment to our consolidated operating results was made in response to this specific issue.

3. The timing of the Company’s accounting treatment of its customer arrangements at Manufacturer Services and CHR with respect to certain exclusivity rights granted to customers for the contractual periods of customer arrangements — In February 2004, in response to the Company’s submission of its rationale regarding its historical treatment of this type of arrangement, the Staff of the Office of the Chief Accountant of the SEC stated that it did not object to the Company’s revenue recognition methodology for certain Manufacturer Services customer contracts containing exclusivity provisions. Therefore, based in part on the investigation and the response received from the SEC Staff, the Company determined it was not necessary to change its accounting treatment of customer contracts containing exclusivity provisions. Accordingly, no adjustments to our consolidated operating results were made in response to this specific issue.

4. The Company’s accounting treatment for certain non-cash transactions in Retail Services — Our existing accounting treatment for certain non-cash, or “barter,” transactions in Retail Services did not result in revenue recognition as we determined the transactions were deemed to be an exchange of services for which the fair values could not be reasonably determined. Accordingly, no adjustments to our consolidated operating results were made in response to this specific issue.

5. The Company’s disclosure of segment information for financial reporting — In previous filings, we disclosed our conclusion that we considered SFAS No. 131 and had concluded that the Company operated in one reportable segment, targeted marketing services. Throughout the preparation of the financial statement for fiscal 2003, we reconsidered SFAS No. 131, and the Company concluded that its business was managed by operating segments, which do not meet all of the aggregation criteria pursuant to that Statement. As such, segment information was provided in the Company’s Annual Reports on Form 10-K for fiscal years 2003 and 2004 pursuant to the requirements of SFAS No. 131 and Regulation S-K. Fiscal years 2002 and 2001 were restated to provide business segment information on a basis comparable to the fiscal year 2003 reportable segment structure.

      The Company authorized E&Y to respond fully to any inquiries of the successor accountants concerning these matters. Through May 23, 2002, the Company did not consult with E&Y with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.
      Prior to October 2, 2003, the Company did not consult with PwC with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.
TRANSACTION OF OTHER BUSINESS
      As of the date of this Proxy Statement, the Board is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
      No member of the Compensation Committee of our Board has been an officer or employee of the Company or any of its subsidiaries at any time. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or the Compensation Committee of our Board.
REPORT OF THE COMPENSATION COMMITTEE
      The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting materials and shall not be considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, unless we state otherwise.

Role of the Compensation Committee
      The Compensation Committee of the Board is composed of Peter T. Tattle as Chair, Frederick W. Beinecke and Edward S. (Ned) Dunn, Jr. The Board has determined that each member of the Compensation Committee is independent within the meaning of the applicable corporate governance rules of the NYSE, the requirements set forth in the Exchange Act and applicable SEC rules. Among other matters, the committee is responsible to the Board and indirectly to stockholders for assuring that:

•	The Company has and executes an executive compensation policy

•	The Company’s human resource policies are designed to attract and retain outstanding executive talent and provide for their development

•	The Company has succession plans for senior management positions

•	The Company’s equity compensation policy supports the Company’s corporate goals and strategies, reinforces desired corporate behavior, and properly recognizes performance

•	The Company’s compensation levels are internally equitable and externally competitive

•	The Compensation Committee sets compensation policies designed to maintain a strong relationship between performance and rewards, to align the interests of the executive officers with those of the stockholders and to actively encourage ownership of the Company’s Common Stock. The Compensation Committee’s actions with regard to executive officers who are members of the Board are subject to Board approval.
Executive Compensation Policy and Approach
      The Company’s compensation program is designed to attract, motivate, reward and retain highly qualified individuals at all levels, and in particular executive officers who have the skills and expertise to lead the Company and whose performance is most critical to the Company’s success. The Company’s executive compensation policy is designed to help achieve these objectives. Recently, the Compensation Committee adopted a set of “guiding principles,” which memorialize and refine the compensation strategy for executive officers and other employees of the Company. In adopting these guiding principles, the Compensation Committee determined and confirmed:

•	Compensation for individual employees is evaluated and determined on an aggregate, or “total rewards,” basis, including salary, bonus, equity awards and benefits

•	Compensation programs are designed to attract and retain talent, focus the efforts of employees and permit employees to share in the success of the Company, subject to appropriate cost and accounting efficiencies

•	Appropriate peer groups are used to “benchmark” the Company’s compensation and benefit plans

•	“Positioning strategies” are developed to designate the desired percentile ranking of the various elements of compensation to be paid by the Company to executive and non-executive personnel compared to peer group practices, assuming various levels of performance of individuals, business segments and the Company
      In carrying out its responsibilities, the Compensation Committee engages leading national executive compensation consulting firms to provide advice and develop and provide market data to assist the Committee in evaluating the appropriateness and competitiveness of compensation paid to the Company’s executive officers and other employees.
      Under relevant tax law, the tax deductibility of senior executives’ compensation is limited to $1 million a year unless such compensation is “performance based” or meets other exemptions under the Internal Revenue Code. It is the Company’s policy to structure and administer its compensation program for executives to maximize the tax deductibility of executive compensation, unless there are other countervailing factors.

      The Compensation Committee has adopted stock ownership requirements for executive personnel. These requirements vary by the rank, or “tier,” of the executive, and allow executives to accumulate shares over a phase-in period to reach the prescribed ownership level.
Executive Compensation Program
      The principal elements of the executive compensation program are base salary, annual incentive bonuses, long-term incentives in the form of equity-based awards, and benefits. Historically, equity-based awards have taken the form of stock options. At the Company’s 2004 annual stockholder meeting, the stockholders approved an amendment to the Company’s 1999 Stock Award Plan to allow for restricted share grants and performance units. Future equity-based awards are expected to be granted in the form of stock options, performance based restricted stock, service based restricted stock and/or stock appreciation rights. The choice among these various equity-based awards will depend on the Compensation Committee’s assessment of the costs and benefits (including, for example, the extent to which the various types of equity-based awards will incentivize desired behavior and performance). The “cost” of equity-based awards will, in part, depend on appropriate accounting treatment of the various equity-based awards.

Base Salaries
      The Compensation Committee reviews the salaries paid to the Company’s executive officers and considers increases based on several factors including competitive compensation data, individual performance, the performance and prospects of the Company and internal equitable compensation structure matters.

Annual Incentive Bonuses
      Generally, annual incentive bonuses are awarded to the Company’s executives under the annual management incentive plan. Such bonuses are set as a target percentage of salary based on management level and other factors, and are earned based on individual, business segment and Company performance in relation to financial objectives set by the Compensation Committee and non-financial objectives established by senior management. Annual incentives represent appropriate rewards for results based on meaningful, clear performance goals and permit the Compensation Committee to provide awards based on individual performance as well as business segment and Company-wide performance. They also allow executives to share the success of the Company. Annual incentive bonuses paid to the Company’s executives in respect of fiscal 2005 were based on the annual incentive plan adopted by the Compensation Committee at the beginning of such year. The actual bonus amounts were determined effective when the fiscal 2005 financial results were known, and were based on actual results compared to targeted results for revenue, earnings per share and cash flow for the Company, revenue and earnings per share for Catalina Marketing Services and revenues and earnings per share for Catalina Health Resource. The weightings of these results versus targeted results in the determination of the bonuses to be paid to specific individuals were different, depending on their position and areas of responsibility.

Equity-Based Incentives
      Long-term incentives, granted in the form of equity-based awards, are granted to executives by the Compensation Committee annually. Historically, these long-term incentives have been granted in the form of stock options. As noted, at the Company’s 2004 annual meeting of stockholders, the stockholders approved an amendment to the Company’s 1999 Stock Award Plan to allow restricted share grants and performance units. Future equity-based awards are expected to be granted in the form of stock options, performance based restricted stock, service based restricted stock and/or stock appreciation rights, depending on various factors. The Compensation Committee believes that long-term incentives in the form of equity-based awards are important to reward executives for leadership, decision-making, accountability and results. The Compensation Committee also believes that stock options, performance based restricted stock, service based restricted stock and stock appreciation rights are valuable tools to retain key employees and in aligning employee interests with stockholders’ interests, and to react to developments in tax laws and accounting rules.

Compensation Committee Decisions Affecting Chief Executive Officer’s Compensation
      L. Dick Buell served as the Company’s Chief Executive Officer throughout fiscal 2005. Mr. Buell’s base salary and option grant were based on terms required by Mr. Buell’s employment agreement, and are considered by the Compensation Committee as appropriate based on Mr. Buell’s skills, execution and experience. Also, in considering the appropriate salary for Mr. Buell, the Compensation Committee considered peer company data. Mr. Buell’s “target” bonus was $600,000, or 100% of his base salary. Based on the revenue, cash flow and earnings per share of the Company, Mr. Buell was paid 145% of such “target” or $871,586.

Respectfully submitted,

Peter T. Tattle
Frederick W. Beinecke
Edward S. (Ned) Dunn, Jr.
COMPENSATION OF EXECUTIVE OFFICERS AND NON-EMPLOYEE DIRECTORS
SUMMARY COMPENSATION TABLE

						Shares of
						Common
	Annual Compensation					Stock
						Underlying
					All Other	Options
Name and Principal Position	Fiscal Year	Salary(a)		Bonus	Compensation(b)	Granted

L Dick Buell	2005	$566,923		$871,586	$207,000	375,000
Chief Executive Officer and Director	2004	23,269	(c)	0	0	0
(March 2004 to present)	2003	0		0	0	0
Susan M. Klug(d)	2005	325,000		482,883	3,438	110,000
Chief Development Officer (July 2004 to	2004	323,538		0	4,026	75,000
May 2005) Group President (April 2003	2003	285,616		0	7,140	0
to July 2004) President, Catalina Marketing Services — Retailer and Direct Mail (January 2002 to April 2003)
Tom Buehlmann(e)	2005	320,022		406,485	100,411	100,000
Executive Vice President (January 2005	2004	284,050		278,150	89,800	0
to present) and Senior Vice President	2003	—		—	—	—
(October 2003 to January 2005), Catalina Marketing International and Senior Vice President, Catalina Marketing Europe (October 2002 to October 2003)
Jay D. Parsons(f)	2005	275,769		375,972	5,336	150,000
Executive Vice President, US	2004	223,846		251,000	5,096	0
Manufacturer and Retail Services	2003	—		—	—	—
(February 2004 to present) and Executive Vice President, Manufacturer Services (April 2003 to February 2004)

						Shares of
						Common
	Annual Compensation					Stock
						Underlying
					All Other	Options
Name and Principal Position	Fiscal Year	Salary(a)		Bonus	Compensation(b)	Granted

Craig H. Scott	2005	258,653		220,492	1,223	100,000
President, Catalina Health Resource,	2004	28,846	(g)	25,000	0	0
Executive Vice President Catalina	2003	—		—	—
Marketing Corporation (March 2005 to present) President, Catalina Health Resource, Senior Vice President, Catalina Marketing Corporation (February 2004 to March 2005)
Christopher W. Wolf(h)	2005	214,869		0	408,442	60,000
Executive Vice President (April 2003 to	2004	268,462		310,000	4,006	75,000
2004 and Chief Financial Officer (June	2003	215,005		0	4,999	100,000
2002 to November 2004)

(a)	Salary includes all before-tax contributions by the employee to the Company’s Deferred Compensation Plan.

(b)	Other compensation includes Company matching contributions and all earnings (vested and non-vested) under the Company’s Deferred Compensation Plan and 401(k) Plan, reimbursement for moving expenses, severance payments, financial planning and cost of living adjustments. Other compensation for Mr. Buell includes reimbursement of relocation expenses ($107,000) and membership fees for a golf club ($85,000).

(c)	Mr. Buell commenced employment with the Company on March 17, 2004.

(d)	Ms. Klug’s employment with the Company ended May 20, 2005.

(e)	Mr. Buehlmann’s duties relate to the supervision of the Company’s international operations, and as such, his compensation to the extent related to international operations is measured based on a calendar year and the numbers in the chart relate to the twelve month periods ended December 31, 2003 and December 31, 2004, which is the fiscal year end for our international operations. We are not including the information for Mr. Buehlmann for fiscal year 2003 because, although Mr. Buehlmann was employed by the Company, he was not an executive officer of the Company during that year.

(f)	The $251,000 in bonuses paid to Mr. Parsons in respect of fiscal year ended March 31, 2004 represents commissions earned in fiscal year 2004. We are not including the information for Mr. Parsons for fiscal year 2003 because, although Mr. Parsons was employed by the Company, he was not an executive officer of the Company during that year.

(g)	Mr. Scott commenced employment with the Company on February 9, 2004.

(h)	Other compensation for Mr. Wolf for the fiscal year ended March 31, 2005 includes a severance payment of $405,000 paid or payable by the Company to Mr. Wolf.

OPTION GRANTS IN LAST FISCAL YEAR

						Potential Realizable
	Number					Value at Assumed
	of					Annual Rates of Stock
	Securities		% of Total			Price Appreciation for
	Underling		Options			Option Term
	Options		Granted to	Exercise	Expiration
Name	Granted		Employees	Price ($)	Date	5%	10%

L. Dick Buell	225,000		5.64	20.20	07/26/2014	$2,858,326	$7,243,559
	150,000		3.76	27.70	11/18/2014	2,613,057	6,622,000
Susan M. Klug	60,000	(a)(b)	1.50	20.20	07/26/2014	762,220	1,931,616
	50,000	(a)	1.25	27.70	11/18/2014	871,019	2,207,333
Tom Buehlmann	50,000		1.25	20.20	07/26/2014	635,184	1,609,680
	50,000		1.25	27.70	11/18/2014	871,019	2,207,333
Jay D. Parsons	75,000		1.88	20.20	07/26/2014	952,775	2,414,520
	75,000		1.88	27.70	11/18/2014	1,306,529	3,311,000
Craig H. Scott	50,000		1.25	20.20	07/26/2014	635,184	1,609,680
	50,000		1.25	27.70	11/18/2014	871,019	2,207,333
Christopher W. Wolf	60,000	(c)	1.50	20.20	07/26/2014	762,220	1,931,616

(a)	Unvested Options expired on last day of employment (May 20, 2005).

(b)	18,750 options vested on February 11, 2005.

(c)	Options expired on last date of employment (November 30, 2004).
OPTION EXERCISES AND YEAR END VALUE TABLE

		At Fiscal Year End

			Number of Securities
			Underlying Unexercised
					Value of Unexercised In the
	Shares				Money Option (a)
	Acquired on	Value	Options
Name	Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

L. Dick Buell	0	0	131,250	243,750	$748,125	$534,375
Susan M. Klug	0	0	33,750	631,250	256,125	768,375
Tom Buehlmann	0	0	32,500	117,500	190,850	393,150
Jay D. Parsons	0	0	172,607	141,250	106,875	320,625
Craig H. Scott	0	0	12,500	87,500	71,250	213,750
Christopher W. Wolf	68,750	245,592	0	0	0	0

(a)	The closing price of the Company’s Common Stock was $25.90 per share on March 31, 2005, the last business day of the fiscal year.

Common Stock Price Performance Graph
      The following graph compares the Company’s cumulative total return to stockholders from March 31, 2000 through March 31, 2005 with that of the NYSE Market Index and a peer group consisting of: Acxiom Corporation, Advo, Inc., Alliance Data Systems Corporation, Harte Hanks, Inc., Interpublic Group of Companies, Inc., Spar Group, Inc., Valassis Communications, Inc., and WPP Group PLC. This is the same peer group of companies listed in the Company’s prior year Proxy Statement, except that two of the companies listed last year are no longer in existence.
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
CATALINA MARKETING CORPORATION,
NYSE MARKET INDEX AND PEER GROUP INDEX(1).

(1)	Assumes $100 invested on March 31, 2000, in the Company at a closing price of $33.75 on such date, the NYSE Market Index and the peer group as defined. Historical results are not necessarily indicative of future performance.
CHANGE IN CONTROL ARRANGEMENTS
      The Company is party to Change of Control Severance Agreements (“Severance Agreements”) with certain of its executive officers (the “Executives”). Each of the Severance Agreements terminates on April 6, 2006. The Severance Agreements provide that if an Executive’s employment is terminated by the Company or if an Executive resigns for “good reason” (which includes, among other things, a reduction in base salary or a reduction in the Executive’s title, position or responsibility) within two years after a change in control, such Executive will receive severance benefits. The Executives will also be entitled to severance benefits if after a “potential change in control” (which includes, among other things, the Company entering into an agreement that results in a change of control) but before a change of control actually occurs, an Executive’s employment is terminated by the Company or an Executive resigns for good reason. The severance benefit includes a cash lump-sum payment equal to a multiple (the “Severance Multiple”) of the Executive’s annual compensation then in effect. In addition, the Executive will receive a cash lump-sum payment equal to the sum of any unpaid incentive compensation that has been allocated or awarded under any bonus or compensation plan. The Executive will also be entitled to life, disability, accident and health insurance benefits provided to the Executive and Executive’s spouse and dependents for a specified number of years (“Benefit Years”) from the date that Executive is entitled to receive severance benefits. If any of the Executive’s severance benefits are parachute payments as defined under the Internal Revenue Code, the Company has agreed to make additional payments to such Executive to compensate such Executive for his or her additional tax obligations.
      The Company is party to Severance Agreements with L. Dick Buell, Tom Buehlmann, Jay D. Parsons and Craig H. Scott, and certain other employees not named in the Summary Compensation Table. The Severance Multiple and Benefit Years is 2.5 for Messrs. Buell, Buehlmann, Parsons and Scott.
Equity Compensation Plan Information
      This table sets forth information relating to the Company’s equity compensation plans as of March 31, 2005.

	(a)	(b)	(c)

			Number of Securities
			Remaining Available for
	Number of Securities to	Weighted-Average	Future Issuance Under
	Be Issued Upon Exercise	Exercise Price of	Equity Compensation Plans
	of Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity Compensation Plans approved by shareholders	7,092,741	$27.50	4,140,095	*
Equity Compensation plans not approved by shareholders	0	0	0
Total	7,092,741	$27.50	4,140,095

*	Included in this total are (i) 1,294,850 shares remaining available for issuance under the Company’s Employee Payroll Deduction Stock Purchase Plan (ii) 230,167 shares remaining available for issuance under the Company’s 2002 Director Stock Grant Plan and (iii) 2,615,078 shares remaining available for issuance under the Company’s Amended and Restated 1999 Stock Award Plan.
Director Compensation
      The Board of Directors, acting on the recommendation of the Nominating and Corporate Governance Committee, has approved changes to the manner and amount of compensation to be paid to non-employee directors (“Independent Directors”). Thus, effective as of July 1, 2005, the Independent Directors are entitled to compensation as follows:

•	Each Independent Director receives an annual retainer of $40,000, payable quarterly

•	Each member of the Audit Committee receives an annual retainer of $15,000, payable quarterly

•	Each member of each of the Compensation Committee, the Nominating and Corporate Governance Committee and the Finance Committee receives an annual retainer of $6,000, payable quarterly

•	The Chair of the Audit Committee receives an annual retainer of $10,000, payable quarterly

•	The Chair of each of the Compensation Committee, the Nominating and Corporate Governance Committee and the Finance Committee receives an annual retainer of $5,000, payable quarterly

•	The Independent Directors are not entitled to any meeting fees except as follows:

•	The Independent Directors are entitled to meeting fees for each meeting attended for the tenth and each subsequent Board of Directors meeting taking place during any twelve-month period commencing July 1 of any year

•	Members of the Audit Committee are entitled to meeting fees for each meeting attended for the thirteenth and each subsequent Audit Committee meeting taking place during any twelve-month period commencing July 1 of any year

•	Members of the Nominating and Corporate Governance Committee, the Compensation Committee and the Finance Committee are entitled to meeting fees for each meeting attended for the sixth and each subsequent meeting of such Committee taking place during any twelve-month period commencing July 1 of any year

•	The meeting fees referenced above shall be $1,500 for in-person meetings and $750 for telephonic meetings
      Subject to the approval by the stockholders of Proposal 2, each Independent Director will receive grants of restricted shares of Common Stock pursuant to the Company’s 2002 Director Stock Grant Plan (the “Grant Plan”) on the date of the election or re-election of such Independent Director. The number of shares subject to these grants in respect of a full three-year term will be determined by dividing $225,000 by the closing price of such shares on the date of such election or re-election. Such shares will vest ratably over the course of such Independent Director’s three-year term on the dates of each annual meeting of stockholders during the Independent Director’s term.
      Prior to July 1, 2005, each Independent Director received an annual retainer of $25,000. Also, Independent Directors received $1,500 per day for each one-day meeting of our Board or a committee meeting of our Board attended in person. The Chair of each Committee received $3,000 annually. Also, Independent Directors received a fee of $750 for each telephonic board or committee meeting in which they participated. Under the Grant Plan as currently in effect, upon each election or re-election of an Independent Director, such Independent Director received an aggregate of 6,000 restricted shares of Common Stock pursuant to the Grant Plan, which shares vested ratably over the course of such Independent Director’s three-year term.
      The Company pays Mr. Beinecke an annualized fee of $100,000 in connection with his activities as Chairman of the Company. All expenses incurred by the directors in connection with attendance at meetings of the Board of Directors are paid by the Company. Employee directors receive no compensation for serving as members of our Board.
REPORT OF THE AUDIT COMMITTEE
      The following report of the Audit Committee does not constitute soliciting materials and is not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, unless we state otherwise.
      The Audit Committee consists of Eugene P. Beard, as Chair, Evelyn V. Follit, as Vice-Chair and Edward S. (Ned) Dunn, Jr. Each of the members are “independent” as defined under the listing standards of the NYSE.
      The Audit Committee has reviewed and discussed the financial statements of the Company for the year ended March 31, 2005 with the Company’s management. The Audit Committee has discussed with PwC, the Company’s auditors for the year ended March 31, 2005, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).
      The Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PwC with that firm and has considered the compatibility of non-audit services with PwC’s independence.

      Based on the Audit Committee’s review and the discussions noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 for filing with the SEC.

Respectfully submitted,

Eugene P. Beard
Evelyn V. Follit
Edward S. (Ned) Dunn, Jr.
PRINCIPAL ACCOUNTING FIRM FEES
      Audit Fees. The aggregate fees billed for professional services rendered by PwC for the audit of the Company’s financial statements for fiscal year 2005 included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 were $1,872,000. Approximately $948,000 of the audit fees incurred in fiscal 2005 represent recurring and non-recurring services associated with the Sarbanes-Oxley Section 404 internal control audit. The aggregate fees billed for professional services rendered by PwC for the audit of the Company’s financial statements for fiscal year 2004, included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 were $1.1 million.
      Audit-Related Fees. Audit-related fees are for assurance and related services including, among others, consultation concerning financial accounting and reporting standards. There were no fees billed for audit-related services rendered by PwC.
      Tax Fees. The aggregate fees billed for tax compliance, tax planning and tax advice rendered by PwC for the fiscal year ended March 31, 2005, were $22,000. The aggregate fees billed for tax compliance, tax planning and tax advice rendered by PwC for the fiscal year ended March 31, 2004, were $45,572.
      All Other Fees. There were no fees billed for services other than audit services, audit-related services, tax compliance, tax planning, and tax advice rendered by PwC for the fiscal year ended March 31, 2005. Fees to PwC for services other than audit services, audit-related services, tax compliance, tax planning, and tax advice rendered by PwC for the fiscal year ended March 31, 2004, were $16,502.
Pre-Approval Policies
      The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. A centralized service request function is used to provide an initial assessment of requests for services by the independent auditor. The request must be specific as to the particular services to be provided. Requests approved during the initial assessment are aggregated and submitted to the Audit Committee for final approval. The independent auditor may not perform services, whether associated with audit or non-audit functions, unless the services have been approved prior to their performance by the Company’s Audit Committee. Each fiscal year, the Audit Committee negotiates and pre-approves the fee for the annual audit of the Company’s Consolidated Financial Statements. Each fiscal year, the Audit Committee may also specifically pre-approve certain audit services, audit-related services, tax services and other services. At the present time, the Audit Committee has not delegated any authority for approval of any services. All audit and permissible non-audit services provided by the independent auditor have been approved by the Audit Committee.
FUTURE STOCKHOLDER PROPOSALS
      The Company must receive at its principal office appearing on the front page of this Proxy Statement before March 14, 2006, any proposal which a Stockholder wishes to submit to the 2006 Annual Meeting of

Stockholders, if the proposal is to be considered by the Board for inclusion in the proxy materials for that annual meeting.
      Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.
ANNUAL REPORT
      Our annual report to stockholders is being concurrently distributed to stockholders herewith.
COMMUNICATING WITH THE BOARD OF DIRECTORS
Stockholder Nominations Policy
      Our Board of Directors has adopted a policy with respect to the consideration of candidates recommended by stockholders for election as director. Stockholders may recommend nominees for consideration by the Nominating and Corporate Governance Committee by submitting the names and the following supporting information to our secretary at: Secretary, Stockholder Nominations, Catalina Marketing Corporation, 200 Carillon Parkway, St. Petersburg, Florida 33716. The submissions should include a current resume and curriculum vitae of the candidate and a statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understanding between the submitting stockholder and the candidate.
General Communications With the Board of Directors
      Any stockholder who desires to communicate with the Board, any of the Board’s committees, the non-management directors as a group or any individual non-management director should write to the address below:

[Name of Addressee]
c/o Office of the Corporate Secretary
200 Carillon Parkway
Saint Petersburg, FL 33716
      Communications are distributed to the chairman or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. For example, if any complaints regarding accounting, internal accounting controls and auditing matters are received, then they will be forwarded by the Corporate Secretary to the chairman of the Audit Committee for review.
      THE COMPANY WILL PROVIDE WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY WITHOUT EXHIBITS OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MARCH 31, 2005. REQUESTS SHOULD BE MAILED TO THE SECRETARY, CATALINA MARKETING CORPORATION, 200 CARILLON PARKWAY, SAINT

PETERSBURG, FLORIDA 33716. THE ANNUAL REPORT ON FORM 10-K IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

By Order of the Board of Directors,

Frederick W. Beinecke
Chairman of the Board
July 8, 2005

APPENDIX
CATALINA MARKETING CORPORATION
ANNUAL MEETING OF STOCKHOLDERS — AUGUST 9, 2005
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proxy card states the following:
      The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith, hereby appoints Rick Frier and Barry A. Brooks as Proxies, each with the power to appoint his/her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Catalina Marketing Corporation (the “Company”) held of record by the undersigned on June 20, 2005, at the Annual Meeting of Stockholders to be held at the offices of the Company, 200 Carillon Parkway, St. Petersburg, FL 33716, on Tuesday, August 9, 2005 and at any adjournment or postponement thereof.
      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR EACH OF THE PROPOSALS LISTED.

1.	Election of Class II Directors Frederick W. Beinecke, L. Dick Buell and Evelyn V. Follit and Class III Director Robert G. Tobin.	For☐	Withheld☐
INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee’s name in the space provided:

2.	Proposal to amend the Company’s 2002 Director Stock Grant Plan regarding(a) the calculation of the number of shares subject to restricted stock grants to non-employee directors and(b) amendments to such Plan requiring stockholder approval.	For☐	Against☐	Abstain☐

3.	Proposal to ratify and approve the selection of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for fiscal year 2006.	For☐	Against☐	Abstain☐

4.	At their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

EXHIBIT A
AMENDED AND RESTATED(1)
CATALINA MARKETING CORPORATION
2002 DIRECTOR STOCK GRANT PLAN

1.	Purpose.
      The Plan is intended to provide incentive to outside directors of the Corporation, to encourage proprietary interest in the Corporation, and to attract new outside directors with outstanding qualifications.

2.	Definitions.
      Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates otherwise.

(a) “Act” shall mean the Securities Act of 1933, as amended.

(b) “Administrator” shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4(a) of the Plan.

(c) “Annual Meeting Date” shall have the meaning assigned to it in Section 6(d) hereof.

(d) “Board” shall mean the Board of Directors of the Corporation.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f) “Committee” shall mean the committee appointed by the Board in accordance with Section 4(a) of the Plan.

(g) “Common Stock” shall mean the common stock, par value $.01 per share, of the Corporation.

(h) “Corporation” shall mean Catalina Marketing Corporation, a Delaware corporation.

(i) “Directors” shall mean, collectively, all outside (non-employee) directors, duly elected to the Board by the Corporation’s stockholders or otherwise in accordance with the Corporation’s Bylaws, and all outside (non-employee) directors appointed to fill a vacancy or a newly created directorship position of the Board.

(j) “Disability” shall mean the condition of a Director who is unable to substantially fulfill his responsibilities as a member of the Board by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” shall mean the value of one (1) Share of Common Stock, determined as follows, without regard to any restriction other than a restriction which, by its terms, will never lapse:

(i) If the Shares are traded on an exchange, the closing price per Share on the principal exchange on which Shares are listed on the date of valuation or, if no sales occurred on that date, then the average of the highest bid and lowest asked prices on such exchange at the end of the day on such date;

(ii) If the Shares are not traded on an exchange but are otherwise traded over-the-counter, the average of the highest bid and lowest asked prices quoted in the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) as of the close of business on the date of valuation, or, if on such day such security is not quoted in the NASDAQ system, the average of the

(1) Amended and Restated to include amendments adopted by the Board of Directors and stockholders in June and August, respectively, 2005.

representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

(iii) If neither (i) nor (ii) applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

(m) “Grant” shall mean any stock award granted pursuant to the Plan.

(n) “Grantee” shall mean a Director who has received a Grant pursuant to Section 4(b) hereof.

(o) “Plan” shall mean this Catalina Marketing Corporation 2002 Director Stock Grant Plan, as it may be amended from time to time.

(p) “Share” shall mean one (1) share of Common Stock, adjusted in accordance with Section 8 of the Plan (if applicable).

(q) “Term of Directorship” shall have the meaning assigned to it in Section 6(b) hereof.

(r) “Vested Shares” and “Non-Vested Shares” shall have the meanings assigned to such terms in Section 6(d) hereof.

3.	Effective Date.
      The Plan was adopted by the Board in June 2002 and approved by the Corporation’s stockholders on July 25, 2002, pursuant to Section 11 hereof. The plan became effective October 27, 2002. Amendments to the Plan, effective July 1, 2005, were adopted by the Board in June 2005 and approved by the stockholders on August 9, 2005.

4.	Administration and Eligibility.
     (a) Administrator.
      The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by the Committee. The Committee shall be appointed by the Board and shall consist of not less than two (2) members of the Board who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The Committee or Board, as the case may be, shall hold meetings at such times and places as it may determine. Acts of a majority of the members of the Committee or the Board, as the case may be, at a meeting at which a quorum is present, or acts reduced to or approved in writing by unanimous consent of the members of the Committee or the Board, as the case may be, shall be the valid acts of the Administrator.
      The Administrator or its designee shall maintain a list of the Directors who have been awarded Grants, and determine the number of Shares granted to each Director in accordance with Section 6(b) hereof. Subject to the express provisions of the Plan, the Administrator shall have the authority to construe and interpret the Plan and to define the terms used in the Plan, to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The interpretation and construction by the Administrator of any provisions of the Plan or of any Grant granted thereunder shall be final, and shall be upheld on any review unless arbitrary and capricious. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Grant awarded thereunder.
     (b) Participation.
      The Grantees shall consist exclusively of Directors of the Corporation; provided, however, that no Director shall be eligible to be a Grantee if and to the extent that such Director is prohibited from personally accepting or benefiting from a Grant hereunder due to such Director’s affiliation with a business organization; provided further, however, that if at any time a Director who has not been eligible under the Plan due to the immediately preceding proviso becomes eligible to participate, such Director shall be treated as having been elected to a term of less than three years at the time such Director becomes so eligible, and at such time shall receive a Grant as though such Director had been elected at such time, pursuant to Section 6(b) of the Plan. If a Director is not eligible to be a Grantee due to the first proviso of the immediately preceding sentence, then such Director shall be entitled to cash compensation of $18,750 per quarter, with such compensation to be paid on a quarterly basis or as otherwise directed by the Administrator.

5.	Stock.
      The stock subject to Grants awarded under the Plan shall be Shares of the Corporation’s authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Grants under the Plan shall not exceed two hundred fifty thousand (250,000), subject to the occurrence of any of the events specified in Section 8 hereof. The number of Shares subject to additional Grants at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any Shares subject to any outstanding grants for any reason are forfeited and returned to the Corporation in accordance with Section 6(e) of the Plan, the Shares so forfeited may again be subject to Grants.

6.	Terms and Conditions of Grants.
     (a) Stock Grant Agreements.
      Grants shall be evidenced by written stock grant agreements in such form as the Administrator shall from time to time determine. Such agreements need not be identical but shall comply with and be subject to the terms and conditions set forth below.
     (b) Award of Grants.
      A Grant shall be awarded to each Director as of the day that such Director takes office following the election or re-election of such Director by the stockholders or by the Board, as permitted in the Corporation’s Bylaws, in partial consideration for the fulfillment by such Director of such Director’s duties as a director of the Corporation. Subject to the availability of Shares as specified in Section 5 of the Plan, each Grant shall include an aggregate number of Shares (subject to adjustments in accordance with the provisions of Section 8 hereof) equal to $225,000 divided by the Fair Market Value per Share of the Common Stock as of the effective date of the Grant, rounded up to the nearest whole number of Shares, as determined by the Administrator; provided, however, that if the term (the “Term of Directorship”) for which the Director has been elected is not a full three-year term, the number of Shares subject to a Grant shall be the number of Shares calculated as set forth above, multiplied by a fraction, the numerator of which is the number of full months during which the Grantee shall serve as director following the award of the Grant and until the next annual meeting of stockholders (the “Annual Meeting of Stockholders”) at which the class of directors to which the Grantee belongs is to be elected (assuming for purposes of this calculation that the Annual Meeting Date (as hereinafter defined) is July 31 of such fiscal year), and the denominator of which is thirty-six (36), rounded up to the nearest whole number of Shares.
     (c) Number of Shares.
      Each Grant shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 8 hereof.
     (d) Vesting.
      Shares included in Grants shall be subject to the vesting provisions herein set forth. Shares which have vested according to the schedule set forth below shall be considered “Vested Shares” and Shares which have not so vested shall be considered “Non-Vested Shares.” The Shares included in each Grant shall vest on the date of each successive Annual Meeting of Stockholders of the Corporation (the “Annual Meeting Date”) following the effective date of the Grant. The number of Shares subject to a Grant which shall become Vested Shares as of each Annual Meeting Date shall be calculated by multiplying the number of Shares included in the Grant by a fraction, the numerator of which is equal to the number of months which have elapsed since the later of (i) the election or re-election of such Director or (ii) the last Annual Meeting Date, and the denominator of which is the number of full months during which the Grantee shall serve as director following the award of the Grant and until the next Annual Meeting of Stockholders at which the class of directors to which the Grantee belongs is to be elected (assuming for purposes of this calculation that the Annual Meeting Date is July 31 of such fiscal year). If no Annual Meeting of Stockholders shall have occurred in any fiscal year on or before August 30 of such fiscal year, then unless the Board shall have adopted a resolution adopting an alternative date, July 31 shall be considered to be the Annual Meeting Date.
     (e) Restrictions on Non-Vested Shares.
      A Grantee may not assign, sell, pledge, hypothecate or otherwise transfer any Grant or any Non-Vested Shares. If a Grantee ceases to be a Director for any reason or no reason, including upon death or Disability, removal (with or without cause) or resignation, the Grant shall be automatically terminated immediately upon the effective date of such cessation and all Shares included in Grants which are Non-Vested Shares as of the effective date of such cessation, shall be forfeited automatically and shall, effective immediately upon such cessation, be returned to the status of authorized to be issued pursuant to Grants under the Plan. In the discretion of the Administrator, the Corporation may devise any mechanism reasonable for the purpose of enforcing the restrictions and limitations on Non-Vested Shares. In the absence of any other such mechanism, the Corporation may retain possession of any certificates representing Non-Vested Shares, but shall cause certificates representing Shares which have become Vested Shares registered in the name of the Grantee to be delivered to the Grantee entitled to the same promptly following the time at which such Shares become Vested Shares as herein described.
     (f) Rights as a Stockholder.
      Except as provided in Section 6(e) of the Plan, a Grantee shall have and enjoy all rights as a stockholder with respect to all Shares included in the Grant, regardless of whether the Shares awarded are Vested or Non-Vested, including, without limitation, the right to vote any such Shares, the right to receive all communications addressed by the Corporation to its stockholders, and the right to receive dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights as provided in the Certificate of Incorporation or Bylaws of the Corporation. Notwithstanding any provision hereof, a Director may not transfer any Shares received pursuant to a Grant for a period of six (6) months immediately following the effective date of the Grant.
     (g) Payment of Taxes; Related Matters.
      In the event the Corporation determines it is required to withhold state, local or Federal income tax as a result of the grant of a Grant or the vesting of any Shares subject to a Grant, the Corporation may require a Grantee to make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Grantee, or by the Corporation not issuing such number of Shares subject to the Grant having a Fair Market Value at the effective date of the Grant or the date of such vesting equal to the amount to be withheld, or (iii) any combination of (i) and (ii) above. An election under the preceding sentence may only be made during the period beginning on the third business day following the date of release of quarterly and annual summary statements of sales and earnings to the extent provided by Rule 16b-3 of the Securities and Exchange Commission and ending on the twelfth business day following such date and only if such period occurs before the date the Corporation requires payment of the withholding tax. The election need not be made during the ten-day window if (a) it is made at least six (6) months prior to the date of the Grant or (b) counsel to the Corporation determines that compliance with such requirement is unnecessary.
      THE STOCK GRANT AGREEMENTS SHALL APPRISE THE GRANTEE OF THE TAX CONSEQUENCES TO THE GRANTEE OF SECTION 83 OF THE CODE (INCLUDING THE TAX CONSEQUENCES TO THE GRANTEE OF FILING OF AN ELECTION PURSUANT TO SEC-

TION 83(b) OF THE CODE), AND SHALL ALLOCATE THE RESPONSIBILITY FOR RECEIVING APPROPRIATE ADVICE WITH RESPECT THERETO TO THE GRANTEE.
     (h) Deferral of Grant.
      Prior to his or her election or re-election to the Board, each Director may elect to defer, in accordance with the terms of the Corporation’s Deferred Compensation Plan, all or a portion of the grant he or she shall receive if elected or re-elected, pursuant to Section 6(b). In such case, no shares will be issued to the Director and a credit will be made to the Common Stock unit account maintained for such Director under the Deferred Compensation Plan in a number of units equal to the number of shares deferred on the date of Grant.
     (i) Other Provisions.
      The stock grant agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the transfer of Shares following the award of the Grant) as the Administrator shall deem advisable.

7.	Term of Plan.
      Grants may be awarded pursuant to the Plan until the expiration of the Plan on October 27, 2012.

8.	Recapitalizations and Other Transactions
      Subject to any required action by stockholders, the aggregate number of Shares covered by the Plan as provided in Section 5 hereof and the number of Shares covered by each Grant shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, stock dividend (but only of Common Stock), combination of shares or any other change, by reclassification, reorganization, redesignation, recapitalization or otherwise, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation. If any such adjustment results in a fractional share, such fraction shall be disregarded.
      Subject to any required action by stockholders, if the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Grant shall continue to apply to the Shares subject thereto, and any Shares awarded pursuant to a Grant prior to a merger, which have yet to fully vest in accordance with the schedule set forth in Section 6(d) of the Plan, shall continue to be subject to the same vesting schedule. In addition, in the event of a merger where the Corporation is the surviving corporation, each outstanding Grant shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Grant would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets, or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation (such event being a “Forfeiture Event”), this Plan and each outstanding Grant shall terminate and each Non-Vested Share awarded hereunder pursuant to a Grant shall be forfeited; provided, however, that unless the consummation of the Forfeiture Event takes place within thirty (30) days following an Annual Meeting Date, in the event of a Forfeiture Event, any shares that would have become Vested Shares at the next succeeding Annual Meeting Date following the consummation of the Forfeiture Event shall be Vested Shares upon and for a period of thirty (30) days preceding the consummation of the Forfeiture Event, but contingent upon the consummation of the Forfeiture Event. A dissolution or liquidation of the Corporation, other than a dissolution or liquidation immediately following a sale of all or substantially all of the assets of the Corporation, which shall be governed by the immediately preceding sentence, shall also cause this Plan and each Grant hereunder to terminate and each Non-Vested Share under any Grant to be forfeited.
      To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

      Except as expressly provided in this Section, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to a Grant.
      The award of a Grant pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

9.	Securities Law Requirements.
     (a) Legality of Issuance.
      No Shares shall be issued upon the award of any Grant unless and until the Corporation has determined that:

(i) it and the Grantee have taken all actions required to register the award of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

(ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

(iii) any other applicable provision of state or Federal law has been satisfied.
     (b) Restrictions on Transfer; Representations of Grantee; Legends.
      Regardless of whether the award of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the award of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend (or similar legend in the discretion of the Administrator) and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.”
      Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section shall be conclusive and binding on all persons.

     (c) Registration or Qualification of Securities.
      The Corporation may, but shall not be obligated to, register or qualify the award of Shares pursuant to the Plan under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the award of Shares under the Plan to comply with any law.
     (d) Exchange of Certificates.
      If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares awarded under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

10.	Amendment of the Plan.
      The Board may, from time to time, with respect to any Shares at the time not subject to Grants, suspend or discontinue the Plan or, subject to stockholder approval if required pursuant to Section 11, revise or amend it in any respect whatsoever, provided that no amendment or revision shall adversely affect, without the affected Grantee’s written consent, the rights of any Grantee to whom the Shares have been issued pursuant to the Plan.

11.	Approval of Stockholders.
      The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present or represented and entitled to vote at the first annual meeting of stockholders of the Corporation following the adoption of the Plan. Any amendment described in Section 10 shall also be subject to approval by the Corporation’s stockholders if and to the extent required by law, the New York Stock Exchange or other regulatory body.

12.	Execution.
      To record the adoption of this Amended and Restated Plan by the Board in June 2005 and the approval of the amendments herein incorporated on August 9, 2005 by the stockholders, the Corporation has caused its authorized officers to execute this Plan as set forth below.

Catalina Marketing Corporation

By	/s/ L. Dick Buell

L. Dick Buell, Chief Executive Officer

By	/s/ Barry A. Brooks

Barry A. Brooks, Secretary